Registration No. 33-69760
                                                                     Rule 497(e)
-------------------------------------------------------------------------------
DELAFIELD FUND, INC.                                 600 FIFTH AVENUE
                                                     NEW YORK, N.Y. 10020
                                                     (212) 830-5220
                                                     (800) 221-3079 (Toll Free)

===============================================================================
PROSPECTUS
April 29, 2005, as supplemented July 26, 2005 and September 7, 2005

The investment objectives of the Fund are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. The minimum initial purchase is $5,000. The minimum initial purchase requirement may be waived subject to the discretion of the Fund. The minimum initial purchase for Individual Retirement Accounts is $250.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
 2 Risk/Return Summary: Investments, Risks                 7   Management, Organization and Capital
   and Performance                                             Structure
 4 Risk/Return Summary: Fee Table                          8   Shareholder Information
 5 Investment Objectives, Principal Investment            18   Distribution Arrangements
   Strategies and Related Risks                           20   Financial Highlights

THE PRIVACY POLICY IS INCLUDED WITH THIS PROSPECTUS BUT IS NOT PART OF THE PROSPECTUS.

I.  RISK/RETURN SUMMARY: INVESTMENTS,
    RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
---------------------

     The objectives of the Fund are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Fund will seek to achieve its objectives by investing primarily in the equity securities of domestic companies. Specifically, the Fund will primarily invest in equity securities of domestic companies which the investment manager (the "Manager") believes to be undervalued or to represent special situations. An example of a special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally.

     Under normal circumstances the Fund will have more than 65% of its assets invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. The Fund, however, may also invest not more than 35% of its total assets in debt securities and preferred stocks which offer a significant opportunity for price appreciation.

PRINCIPAL RISKS
---------------

o Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

o While the Fund's investment strategy is not constrained by market capitalization, the Fund's investments may include common stocks of companies with small and medium market capitalizations. Investing in small cap and mid cap companies may involve greater risk than investing in larger size companies since small and mid cap companies tend to be more susceptible to adverse business events or economic downturns than larger companies, are less liquid and more thinly traded than those of larger companies and are subject to greater price volatility. The securities of small cap and mid cap companies may also perform differently from the market as a whole and from other types of stocks.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o As with all equity investments, it is possible to lose money by investing in the Fund.

RISK/RETURN BAR CHART AND TABLE
-------------------------------

    The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in annual total returns of the Fund for the last ten calendar years. The table shows how the Fund's average annual total returns for the one, five, ten year and since inception periods compared with that of the S&P 500 Index and the Russell 2000 Index. While analyzing this information, please note that the Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                         DELAFIELD FUND, INC. (1),(2)
[GRAPHIC OMITTED]

CALENDAR YEAR END             % TOTAL RETURN


1995                                27.38%
1996                                26.35%
1997                                19.66%
1998                               -11.47%
1999                                 8.40%
2000                                13.98%
2001                                32.18%
2002                                -7.46%
2003                                40.14%
2004                                20.85%


(1) The Fund's highest quarterly return was 28.00% for the quarter ended June 30, 1999; the lowest quarterly return was -24.98% for the quarter ended September 30, 1998.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.


                                                                          Since
   Average Annual Total Returns -     One Year  Five Years  Ten Years  November 19,
   For the periods ended                                                  1993**
   December 31, 2004
   -----------------------------------------------------------------------------
   Delafield Fund, Inc.

   Return Before Taxes                 20.85%     18.74%    15.86%       14.90%

   Return After Taxes on               18.48%     17.42%    14.09%       13.22%
   Distributions

   Return After Taxes on Distributions  5.75%     11.26%     9.52%        9.04%
    and Sale of Fund Shares

   S&P 500 Index*                      10.88%     -2.30%    12.10%       11.06%
   Russell 2000 Index*                 18.33%      6.62%    11.56%       10.47%
   ------------------------------- ---------- --------- ---------- --------------

   * Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 500 Index and the Russell 2000 Index. While the Fund does not seek to match the returns of the S&P 500 Index and the Russell 2000 Index, these Indexes are good indicators of general stock market performance and small company stock market performance, respectively. You may not invest directly in the S&P 500 Index and the Russell 2000 Index and, unlike the Fund, they do not incur fees and expenses.

   **  Inception date of the Fund.

                                        -3-




                                        FEE TABLE
-------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.


SHAREHOLDER FEES
----------------
(fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases..............            None

Maximum Deferred Sales Charge..........................            None

Maximum Sales Charge Imposed on Reinvested Dividends...            None

Redemption Fee for Shares held 90 days or less.........            2.00%
(as a percent of amount redeemed)

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)

Management Fees........................................          0.79%

Distribution and Service (12b-1) Fees..................          0.25%

Other Expenses.........................................          0.42 %

  Administration Fees..................................    0.21%
                                                                 ------
Total Annual Fund Operating Expenses...................          1.46%

The Fund's distributor has voluntarily waived a portion of the 12b-1 Fees. After such waiver, the 12b-1 Fees were 0.11%. As a result, the actual Total Annual Fund Operating Expenses were 1.32%. This fee waiver agreement may be terminated at any time at the option of the Fund's distributor.


EXAMPLE
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other equity funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 Year           3 Years           5 Years           10 Years

                            $149               $462              $797             $1,746


II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES
---------------------

     The Fund's investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares. The investment strategies of the Fund may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Fund will seek to achieve its objectives by investing primarily in the equity securities of domestic companies. Specifically, the Fund will primarily invest in equity securities of domestic companies which the Manager believes to be undervalued or to represent special situations. An example of a special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally.

     Under normal circumstances the Fund will have more than 65% of its assets invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. The Fund, however, may also invest not more than 35% of its total assets in debt securities and preferred stocks which offer a significant opportunity for price appreciation.

     Critical factors that will be considered in the selection of any securities in which the Fund may invest will include the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the Manager's analysis, the Fund may invest in financially troubled companies if the Manager has reason to believe that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow (defined as earnings, depreciation, and deferred income tax in excess of need for capital expenditures and dividends) will be considered attractive. Investment securities will also be assessed upon their earning power, stated asset value and off the balance sheet values. The Manager intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.

     The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for long-term capital appreciation under ordinary circumstances.

     The Fund seeks to attain its investment objectives principally through investments in the following securities.

     (i) Common Stock: The Manager intends to invest primarily in equity securities of domestic companies in order to seek to achieve the Fund's investment objectives. Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks which may include a susceptibility to general stock market movements and volatile changes in value.

     (ii) United States Government Securities: The United States Government securities in which the Fund may invest include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    DEFENSIVE POSITION

     The Fund may take a defensive position when the Manager has determined that adverse business or financial conditions warrant such a position. When in a defensive position the Fund may remain uninvested or may invest temporarily without limit in rated or unrated debt securities, preferred stocks, repurchase agreements or in money market instruments.

o Money market instruments for this purpose include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars.

o A repurchase agreement is an instrument under which an investor purchases a United States Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate.

While taking a defensive position the Fund may not achieve its investment objectives.

    PORTFOLIO TURNOVER

     Purchases and sales are made for the Fund whenever necessary, in the Manager's opinion, to meet the Fund's objective. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions and other transactions costs. The greater the portfolio turnover the greater the transaction costs to the Fund. This could have an adverse effect on the Fund's total rate of return. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances.

    BUY/SELL DECISIONS

     The Fund's investment manager considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

RELATED RISKS
-------------

     Common stocks are especially susceptible to general stock market movements and to volatile changes in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Common stocks in which the Fund invests may decrease in value causing the value of an investment in the Fund to decrease.

    In addition, while the Fund's strategy is not constrained by market capitalization, the Fund's investments may include common stocks of small and mid cap companies. Investments in small and mid cap companies may involve greater risk than investing in larger size companies. For example, small cap and mid cap companies rely on limited product lines, financial resources and business activities, making them more susceptible to adverse business events or economic downturns than larger companies. The securities of small cap and mid cap companies are also less liquid and more thinly traded than those of larger companies and are subject to greater price volatility. The securities of small cap and mid cap companies may also perform differently from the market as a whole and from other types of stocks.

PORTFOLIO HOLDINGS
------------------

    A schedule of the Fund's complete portfolio holdings, current as of quarter-end, will be available on the Fund's website no earlier than 15 days after the end of each quarter. This information will remain available on the website at least until updated for the next quarter or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.delafieldfund.com or by calling toll free at (800) 221-3079. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III.  MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

     The Fund's investment manager is Delafield Asset Management, a division of Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2005, Reich & Tang Asset Management, LLC was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.2 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Mr. J. Dennis Delafield and Mr. Vincent Sellecchia are primarily responsible for the day to day investment management of the Fund. Mr. Delafield is Chairman and Director of the Fund and is Managing Director of the Manager. Mr. Sellecchia is President of the Fund and Managing Director of the Manager. Both Mr. Delafield and Mr. Sellecchia have been associated with the Manager in an investment advisory capacity since September 1991. The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management Contract, the Fund will pay a management fee at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; and 0.70% on all net assets of the Fund over $500 million. For the fiscal year ended December 31, 2004, the Fund paid the Manager a management fee equal to 0.79% per annum of the Fund's average daily net assets. The management fees are accrued daily and paid monthly.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting, supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended December 31, 2004, the Fund paid the manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.

     The Manager, at its discretion, may voluntarily waive all or a portion of the management and administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

lV. SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares held for 90 calendar days or less. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "How to Purchase and Redeem Shares" for a definition of Participating Organizations) and from investors directly.

PRICING OF FUND SHARES
----------------------

     The Fund determines the net asset value ("NAV") of the shares of the Fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 PM, Eastern time) on each day that the NYSE is open for business (a "Fund Business Day"). It is expected that the NYSE will be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund calculates its net asset value by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding of the Fund at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order.

     The Fund generally values short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon the security's current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

     The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES
---------------------------------

     Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations and are referred to as Participant Investors. "Participating Organizations" include securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into agreements with the Fund's distributor with respect to investment of their customer accounts in the Fund. Investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly and will not receive the benefit of the servicing functions performed by a Participating Organization.

     The minimum initial investment in the Fund is $5,000. The minimum initial investment requirement may be waived subject to the discretion of the Fund. There is no minimum amount for subsequent purchases. The minimum initial investment for an Individual Retirement Account is $250.

     The Fund will normally have its assets invested as is consistent with the investment objectives of the Fund. The Fund reserves the right to reject any purchase order. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashiers' checks or similar instruments) and certain other forms of payment, at its discretion.

     Shares are issued as of the close of regular trading on the NYSE, on any Fund Business Day on which an order for the shares and accompanying payment are received, in accordance with the Fund's policies, by the Fund's transfer agent before the close of regular trading on the NYSE.

     There is no redemption charge (except on shares held for 90 calendar days or less), no minimum period of investment and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check or bank wire. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

     The date of payment upon redemption generally may not be postponed for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     Redemption requests received by the Fund's transfer agent before the close of regular trading on the NYSE, on any Fund Business Day become effective at the close of regular trading on the NYSE that day.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     The Fund reserves the right to redeem all the shares in an account (with the exception of IRAs) if the net asset value of all the remaining shares in the account after a withdrawal is less than $500. Written notice of any such mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. During the notice period a shareholder may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $500. The Fund may also elect to impose a monthly service charge of $10 on accounts that fall below $500 after a withdrawal instead of redeeming such shares.

    For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying the Participant Investors of the proposed mandatory redemption.

     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS
-----------------------------------------------

     When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Certain qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after the close of regular trading on the NYSE, on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined as of the close of regular trading on the NYSE on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

DIRECT PURCHASE AND REDEMPTION PROCEDURES
-----------------------------------------

     The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly. These investors may obtain the Fund application necessary to open an account by telephoning the Fund at either (212) 830-5220 or toll free at (800) 221-3079.

     All shareholders will receive from the Fund a quarterly statement listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the quarter covered by the statement and the dividends paid on shares of the Fund during the statement period (including dividends paid in cash or reinvested in additional shares of the Fund). Certificates for Fund shares will not be issued to investors.

INITIAL PURCHASE OF SHARES
--------------------------

MAIL AND PERSONAL DELIVERY
--------------------------

    Investors may send or personally deliver a check made payable to "Delafield Fund, Inc." along with a completed Fund application to:

    Delafield Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE
---------

     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5220 or toll free at (800) 221-3079 to obtain the Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

    Bank of New York
    ABA #021000018
    Reich & Tang Funds
    DDA #8900403519
    For Delafield Fund, Inc.
    Account of (Investor's Name)
    Account #
    SS #/Tax I.D.#

    An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

     There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a payment received on that day.

ELECTRONIC FUNDS TRANSFERS (EFT), PRE-AUTHORIZED CREDIT AND DIRECT DEPOSIT PRIVILEGE
--------------------------------------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

SUBSEQUENT PURCHASES OF SHARES
------------------------------

     Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

    Delafield Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

     All payments should clearly indicate the shareholder's account number.

     Provided that the information on the Fund application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the calendar year the shareholder's account is closed or during the following calendar year.

REDEMPTION OF SHARES
--------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the next Fund Business Day. However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur within 15 days after investment.

     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his/her signature and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

     In accordance with the Fund's frequent trading policies and procedures (see below under "Frequent Trading"), the Fund assesses a 2.0% fee on the redemption of shares held 90 calendar days or less. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to (i) any shares purchased through reinvested distributions (dividends and capital gains), (ii) shares redeemed as part of the Systematic Withdrawal Plan, (iii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Fund as an investment vehicle, and
(iv) shares purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through "wrap accounts."

     The Fund will use the first-in, first out (FIFO) method to determine the 90 calendar day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 calendar days or less, the redemption fee will be assessed. In determining "90 calendar days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on May 2, 2005, for example, will be subject to the fee if they are redeemed on or prior to July 31, 2005. If they are redeemed on or after August 1, 2005, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder for shares held in the Fund for 90 calendar days or less from the date of purchase.

WRITTEN REQUESTS
----------------

     Shareholders may make a redemption in any amount by sending a written request to:

    Delafield Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

     All written requests for redemption must be signed by the shareholder with signature guaranteed. The redemption proceeds are normally paid by check mailed to the shareholder of record.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

     Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he/she offers to sell to the Fund, at net asset value, the number of full and fractional shares which will produce the monthly or quarterly payments specified (minimum $50 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this plan should consult their tax advisers.

     Shareholders wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Fund. No additional charge to the shareholder is made for this service.

TELEPHONE
---------

     The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption will be sent to the shareholder at their address of record or to their bank account as set forth in the Fund application or in a subsequent signature guaranteed written authorization. Redemptions following an investment by check will not be effected until the check has cleared, which could take up to 15 days after investment. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service, and thus shareholders risk possible loss of dividends in the event of a telephone redemption which was not authorized by them. Telephone requests for redemption may not exceed the sum of $25,000 per request, per day. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5220 or toll free at (800) 221-3079 and state (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the next Fund Business Day after the redemption is effected. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

RETIREMENT PLANS AND COVERDELL EDUCATION SAVINGS ACCOUNTS
---------------------------------------------------------

     The Fund has available a form of "Traditional" Individual Retirement Account ("IRA") and a "Roth" IRA for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $250. There is no minimum for additional investment in an IRA account. Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or HR 10 plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible traditional IRA contributions of up to $4,000 annually (married individuals filing joint returns may each contribute up to $4,000 ($8,000 in the aggregate), even where one spouse is not working, if certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. If you are age 50 or older, you may make wholly or partly tax deductible traditional IRA contributions of up to $4,500 annually (married individuals filing jointly may contribute up to $8,500 if one spouse is 50 years of age or older or $9,000 if both spouses are 50 years of age or older). Dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code.

     Investors satisfying statutory income level requirements may make non-deductible contributions of up to $4,000 annually to a Roth IRA. If you are 50 years of age or older, you may make non-deductible contributions of up to $4,500 annually to a Roth IRA. Distributions from a Roth IRA are not subject to tax if a statutory five-year holding period requirement is satisfied and if the distributions are made (i) on or after the owner attains age 59 1/2, (ii) to a beneficiary or the estate of the owner on or after the owner's death, (iii) due to the owner becoming disabled, or (iv) for certain first-time home purchases.

     The Fund also makes available Coverdell education savings accounts ("Coverdell ESAs") which permit eligible individuals satisfying certain statutory income level requirements to make non-deductible contributions of up to $2,000 per year per beneficiary under 18 years old (18 years or older for a special needs beneficiary) depending on the individual's income level. Distributions from a Coverdell ESA are generally excluded from income when used for qualified higher education expenses and certain qualified elementary and secondary education expenses. Consult your tax advisor.

     Investors should be aware that they may be subject to additional tax penalties on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Fund's distributor at 600 Fifth Avenue - 8th Floor, New York, New York 10020, (212) 830-5220, or toll free at (800) 221-3079.

EXCHANGE PRIVILEGE
------------------

     Shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for Class B shares of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, New York Daily Tax Free Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

     The Fund will provide shareholders with 60 days written notice prior to any modification or discontinuance of the exchange privilege. An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes.

     There is no charge for the exchange privilege or limitation as to frequency of exchanges. However, a redemption fee is charged on shares held 90 calendar days or less. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Shares are exchanged at their net asset value. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is being made. Prospectuses may be obtained by contacting the Fund's distributor at the address or telephone number listed on the cover of this Prospectus.

     Instructions for exchange may be made in writing to the transfer agent at the appropriate address listed herein or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request.

FREQUENT TRADING
----------------

     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to their money market funds. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     In addition, while the Fund has no present intention to invest a significant portion of its assets in foreign securities, to the extent that it does invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as some small-cap equity securities. Such securities are typically less liquid and more thinly-traded that securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security trades again in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution of the value of the Fund's shares. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

     Shareholders seeking to engage in frequent trading may employ a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund's procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund. The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund's frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

     As indicated above under "How to Purchase and Redeem Shares" and under "Exchange Privilege" the Fund reserves the right to refuse any purchase or exchange order for its shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES
---------------------------------------------

     The Fund has elected to be treated as and intends to qualify annually as a regulated investment company under the Internal Revenue Code. By qualifying, the Fund generally will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code.

    The Fund intends to distribute substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will normally pay dividends semi-annually. Generally, dividends from net investment income will be taxed as dividend income eligible for the maximum federal income tax rate of 15% if certain holding period requirements are satisfied. Distributions of net realized short-term gains generally are taxable as ordinary income, which is taxed at a maximum federal rate of 35%. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). Capital gains distributions designated as capital gains dividend by the Fund within 60 days after the close of its taxable year are taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held its stock. Capital gain dividends are generally taxable at a maximum federal rate of 15% for non-corporate shareholders.

     You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the Fund at the next determined net asset value, but you will be subject to tax in the manner described herein even if you choose to have your dividends and distributions reinvested in additional shares. If you make no election the Fund will make the distribution in shares. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

     You will recognize a gain or loss when you sell shares of the Fund. The gain or loss is the difference between the proceeds of the sale (the net asset value of the Fund on the date of the sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months of the purchase will be treated as a long-term capital loss to the extent of any net
                                        -17-
capital gain distributions with respect to the shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale, a deduction for the loss is generally disallowed.

    If the Fund acquires futures contracts, forward contracts, and options on futures contracts, special tax rules may affect whether gains and losses from such transactions are considered to be short-term or long-term and may have the effect of deferring losses and/or accelerating the recognition of gains or losses.

     A portion of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction available to corporations. Long-term capital gains distributions are not eligible for the dividends-received deduction. Corporate shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 45 days during the 90 day period beginning 45 days before a share of the Fund becomes ex-dividend with respect to such dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

     Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of those shares will have the effect of reducing the net asset value of the shares by the amount of the distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable taxes (to the extent that the investor is subject to taxes) regardless of the length of time the investor may have held the stock.

     The Fund may be required to withhold for federal income tax ("backup withholding") 28% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number, to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

     If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country.

     Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to federal, state and local income and withholding taxes.

     Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account.

V.  DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES
---------------

    Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and IXIS Asset Management Distributors, L.P. (the "Distributor") have entered into a Distribution Agreement.

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and provides servicing to shareholders and receives a fee of 0.25% per annum of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons, in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the fee it receives under the Distributor Agreement and past profits, for the purposes enumerated above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Distribution Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing" but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the financial performance of the shares of the Fund for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                        Year Ended
                                                                       December 31,

                                             2004           2003           2002             2001           2000
                                          ---------       --------       ---------      ---------       --------
PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout the year)
Net asset value, beginning of year....    $  23.17        $ 18.23        $ 19.70        $  15.80        $ 14.07
                                          ---------       --------       ---------      ---------       --------
Income from investment operations:
   Net investment income (loss).......    (   0.02)       (  0.03)       (  0.02)           0.06           0.07
Net realized and unrealized
   gains (losses) on investments......        4.84           7.35        (  1.46)           5.02           1.89
                                          ---------       --------        ------        ---------       --------
Total from investment operations......        4.82           7.32        (  1.48)           5.08           1.96
                                          ---------       --------        ------        ---------       --------
Redemption fees received..............       --             --              0.01           --             --
                                          ---------       --------       --------       ---------       --------
Less distributions:
   Dividends from net investment income      --             --              --           (  0.06)         (0.07)
   Distributions from net realized gains
          on investments..............    (   2.78)       (  2.38)          --           (  1.12)       (  0.16)
                                           -------         ------        --------        -------         ------
Total distributions...................    (   2.78)       (  2.38)          --           (  1.18)       (  0.23)
                                           -------         ------        --------        -------         ------
Net asset value, end of year..........    $  25.21         $23.17         $18.23          $19.70         $15.80
                                       =================  =============  =============   =============  ========
TOTAL RETURN..........................       20.85%         40.14%         (7.46%)         32.18%         13.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).......    $ 344,605       $247,859       $ 144,281      $ 200,047       $ 98,715
Ratios to average net assets:
   Expenses, net of fees waived (a)...        1.32%          1.32%          1.20%           1.25%          1.28%
   Net investment income (loss).......    (   0.10%)      (  0.32%)        (0.09%)          0.33%          0.52%
   Shareholder servicing fees waived..        0.14%          0.14%          0.00%           0.00%          0.00%
   Expenses paid indirectly...........        0.00%          0.00%          0.00%           0.01%          0.00%
Portfolio turnover rate...............       54.50%         77.95%         79.31%          98.26%         99.53%

(a)  Includes expenses paid indirectly.

IXIS Asset Management Distributors, L.P. (IAD) is a member of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its website at www.NASD.com.

IAD distributes the Delafield Fund, Inc. If you have a complaint concerning IAD or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6th Floor, Boston, MA 02116 or call us at 800-283-1155, Ext. 2828.

                                 PRIVACY POLICY

         We (1) do not disclose to third parties nonpublic personal information about current or former customers, clients or mutual fund shareholders other than as described below.

         We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

         We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

         We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

--------------------
(1) For purposes of this notice the term "we" includes: the Delafield Fund, Inc., Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc. and IXIS Asset Management Distributors, L.P.

                       THIS IS NOT PART OF THE PROSPECTUS

                        [THIS PAGE INTENTIONALLY LEFT BLANK]

A Statement of Additional Information
(SAI) dated April 29, 2005, as supplemented
July 26, 2005, includes additional
information about the Fund and its                      [Graphic Omitted]
investments and is incorporated
by reference into this Prospectus.
Further information about Fund                          April 29, 2005,
investments is available in the Annual                  as supplemented July 26,
and Semi-Annual shareholder reports. The                2005 and September 7,
Annual report includes a discussion of                  2005
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year. You may obtain the SAI and
the Annual and Semi-Annual Reports and
other material incorporated by reference without charge by calling the Fund at
(212) 830-5220 or toll free at (800)
221-3079. You may also obtain the SAI
and the Annual and Semi-Annual
shareholder reports without charge by
visiting the Fund's website at
http://www.delafieldfund.com. To request other information, please call your financial intermediary or the Fund.

A current SAI has been filed with the
Securities and Exchange Commission. You
may visit the EDGAR database on the
Securities and Exchange Commission's
Internet website (www.sec.gov) to view                   Prospectus
the SAI, material incorporated by
reference and other information. Copies
of the information may be obtained,
after paying a duplicating fee, by
sending an electronic request to
publicinfo@sec.gov. These materials can
also be reviewed and copied at the
Commission's Public Reference Room in
Washington D.C. Information on the
operation of the Public Reference Room
may be obtained by calling the
Commission at (202) 942-8090. In
addition, copies of these materials may
be obtained, upon payment of a
duplicating fee, by writing the Public
Reference Section of the Commission,
Washington, D.C. 20549-0102.


811-8054

             [GRAPHIC OMITTED]

            Delafield Fund, Inc.

   IXIS Asset Management Distributors, L.P.
            399 Boylston Street
            Boston, MA  02116
            (800) 862-4863


DEL9/05P_REV                                    45070